SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                       _______________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 or 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported):
                     February 23, 2005

                         FLYi, Inc.
     (Exact Name of Registrant as Specified in Charter)

      Delaware               0-21976               13-3621051

  State or Other         Commission File          IRS Employer
 Jurisdiction of              Number           Identification No.
  Incorporation


   45200 Business Court, Dulles, VA                  20166
   (Address of Principal Executive Offices)     (Zip Code)


 Registrant's telephone number, including area code:
                         (703)650-6000


                             N/A
    (Former Name or Former Address, if Changed Since Last
                           Report)



Item 7.01 Regulation FD Disclosure

On February 22, 2005, FLYi, Inc. (NASDAQ/NM: FLYI), parent of low-fare airline Independence Air, issued a press release stating that on February 18, 2005 it successfully completed a consensual restructuring of its financial obligations, and held a conference call to further explain the restructuring. The Company has received numerous requests for additional information relating to the topics discussed on the conference call. In order to provide answers to all interested parties, the Company will post a listing of the most frequently asked questions ("FAQ's") and related answers on its web site www.FLYi.com in the "Investor Information" section found under "Company." A re-broadcast of the conference call and the listing of FAQ's will remain available on the Company's web site for 30 days.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FLYi, Inc.


Date:  February 23, 2005           By:  /S/ David W. Asai
                                   David W. Asai
                                   Vice President, Controller
                                   and Chief Accounting Officer